UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 12, 2020

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue,	Suite 1100
Bethesda,	Maryland	20814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PC	New York Stock Exchange
Series D Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 12, 2020, the Board of Trustees (the “Board”) of Pebblebrook Hotel Trust (the “Company”) approved, as recommended by the Compensation Committee of the Board (the “Compensation Committee”), compensatory arrangements in which the executive officers of the Company will participate for 2020.
For 2020, the Compensation Committee and the Board determined that compensation for each executive will consist of: (i) an annual cash base salary; (ii) an annual cash bonus incentive award under the Company’s 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, as amended (the “Plan”); (iii) regular awards of long-term equity-based compensation under the Plan; and (iv) a special retention award of LTIP Class B Units in the Company’s operating partnership under the Plan. Of the regular awards of long-term equity-based compensation, 40% consists of restricted common shares of beneficial interest of the Company, $0.01 par value per share (“Common Shares”), subject to pro rata time-based vesting over a three-year period beginning January 1, 2021, and 60% consists of performance units, subject to performance-based vesting over a three-year performance period only if and to the extent that certain enumerated performance objectives are achieved. If vested, the performance units will be settled in the form of Common Shares, pursuant to the Plan. The special retention award of LTIP Class B Units will vest subject to pro rata time-based vesting over four years beginning January 1, 2023.
The following table shows each of the three components of target total compensation as a percentage of target total compensation for 2020 as determined by the Compensation Committee and the Board.

	2020 Target Compensation
	Components as a Percentage of Target Total Compensation (1)
	Base Salary	Target Cash Incentive Bonus	Target Equity-Based Compensation(2)

Jon E. Bortz	16%	25%	59%

Raymond D. Martz	23%	23%	54%

Thomas C. Fisher	23%	23%	54%
___________________
(1) Target total compensation includes base salary, target cash incentive bonus, time-based restricted Common Shares and the target amount of performance units, as discussed below. The special retention award of time-based restricted LTIP Class B Units is not included. Including the special retention award, the percentages shown would be 9%, 15% and 76% for our Chief Executive Officer and 9%, 9% and 82% for each of our Chief Financial Officer and Chief Investment Officer.
(2) Percentages include the January 2020 awards of time-based restricted Common Shares and performance units, which comprise 40% and 60%, respectively, of the regular target equity-based compensation amount.

Base Salary and Annual Cash Incentive Bonus

The Compensation Committee and the Board approved the following cash compensation arrangements for 2020 for each of the executive officers, which reflect no increase over the amounts for 2019:

			Target Cash Incentive Bonus as a % of
	Base Salary	Target Cash Incentive Bonus	Base Salary	Target Total Compensation(1)

Jon E. Bortz	$750,000	$1,203,750	161%	25%

Raymond D. Martz	$500,000	$500,000	100%	23%

Thomas C. Fisher	$500,000	$500,000	100%	23%
___________________
(1) Target total compensation includes base salary, target cash incentive bonus, time-based restricted Common Shares and the target amount of performance units, as discussed below.

For each executive, the target cash incentive bonus is contingent on the Company meeting the target levels of certain management objectives and goals established by the Board (the “2020 Annual Objectives”), which are established at the beginning of the year and are designed to align the incentives of the Company’s employees and management with the interests of the Company’s shareholders. The actual amount of cash incentive bonus that will be paid in 2021 for performance in 2020 will depend on the Company’s performance against the 2020 Annual Objectives and could be as little as zero or as much as 200% of the target cash incentive bonus.

The level of performance against each 2020 Annual Objective will be measured relative to a target. The payout level of each objective varies by level of performance achieved, from a minimum of 0% up to target and maximum amounts that differ by objective. Regardless of the Company’s actual performance against any of the 2020 Annual Objectives, no executive officer will be entitled to receive more than a maximum of 200% of his target cash incentive bonus as an actual annual cash bonus incentive award.

There are four 2020 Annual Objectives:

•
15% (up to a maximum of 45%) of the target cash amount will be determined by the percentage growth of the Company’s comparable hotel-level earnings before interest, taxes, depreciation and amortization (“EBITDA”) from December 31, 2019 to December 31, 2020 (the “Measurement Period”) compared to the average percentage growth in the same measure for a group of six peer companies in the full service hotel sector, Braemar Hotels & Resorts Inc., DiamondRock Hospitality Company, Host Hotels & Resorts, Inc., Park Hotels & Resorts Inc., Sunstone Hotel Investors, Inc. and Xenia Hotels & Resorts, Inc.;

•
15% (up to a maximum of 45%) of the target cash amount will be determined by the degree to which the Company’s adjusted funds from operations (“Adjusted FFO”) per Common Share for the Measurement Period compares to the same measure per share provided in the Company’s budget for 2020;

•
40% (up to a maximum of 80%) of the target cash amount will be determined by the degree to which the Company achieves certain asset management initiatives during the Measurement Period, including successfully completing renovations or transitions for certain hotel properties, improving the Company’s RevPAR penetration index for the Measurement Period compared to the competitive sets for the Company’s portfolio and increasing annualized hotel-level EBITDA based on asset management enhancements identified during the Measurement Period; and

•
30% (up to a maximum of 60%) of the target cash amount will be determined by the degree to which the Company achieves certain other business objectives, including meeting acquisition/disposition goals and complying with internal controls and compliance.

Long-Term Equity Incentive Awards

The Compensation Committee and the Board approved long-term equity incentive awards to each executive officer for 2020, consisting of: a regular award of restricted Common Shares subject to time-based vesting following completion of a three-year period; a regular award of performance units subject to performance-based vesting (which, if vested, will settle in the form of Common Shares) following completion of a three-year period (half of the award) and each year within that three-year period (one-sixth of the award); and a special retention award of restricted LTIP Class B Units subject to time-based vesting on a pro rata basis on January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026. Long-term equity incentive awards are intended to provide grantees with an incentive to promote the long-term success of the Company in line with the interests of the Company’s shareholders.

Regular Award of Restricted Common Shares

For 2020, the Board awarded time-based restricted Common Shares, which will vest ratably on January 1, 2021, January 1, 2022 and January 1, 2023, provided that the recipient remains employed by the Company through the applicable vesting date or as otherwise described below, to Messrs. Bortz, Martz and Fisher as follows:

•	Mr. Bortz - 46,658 Common Shares;

•	Mr. Martz - 18,752 Common Shares; and

•	Mr. Fisher - 18,752 Common Shares.

The time-based restricted Common Share awards granted to each of Messrs. Bortz, Martz and Fisher also provide the following vesting- and forfeiture-related terms:

•	upon a change in control of the Company, unvested awards vest;

•	upon termination of the executive’s employment with the Company because of his death or disability, unvested awards vest;

•	upon resignation of the executive for good reason (which must be in connection with or within one year after a change in control), unvested awards vest;

•	upon termination of the executive’s employment with the Company without cause, unvested awards vest; and

•	upon termination of the executive’s employment with the Company for cause, unvested awards are forfeited.

Except as described above, any awards that are unvested at the time the executive terminates his employment with the Company are forfeited.

The restricted Common Shares were awarded pursuant to share award agreements substantially in the form filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on February 16, 2018.

Regular Award of Performance Units

For 2020, the Board awarded performance units (which, if vested, will settle in the form of Common Shares) to each of the Company’s executive officers pursuant to a Performance Unit Award Agreement. The performance units will vest only if, and to the degree that, the performance criteria established by the Board are met, provided that the recipient remains employed by the Company through the end of the applicable measurement period or as otherwise described below.

The number of performance units that vest in each measurement period will be determined by the “Relative TSR Objective,” which is the Company’s total shareholder return (Common Share price appreciation/depreciation plus paid dividends) (“TSR”) compared to the TSR of each member of group of 13 publicly listed hospitality REITs, collectively referred to as the TSR Peer Group. The following companies comprise the “TSR Peer Group”: Apple Hospitality REIT, Inc., Ashford Hospitality Trust, Inc., Braemar Hotels & Resorts Inc., Chatham Lodging Trust, DiamondRock Hospitality Company, Hersha Hospitality Trust, Host Hotels & Resorts, Inc., Park Hotels & Resorts Inc., RLJ Lodging Trust, Ryman Hospitality Properties, Inc., Summit Hotel Properties, Inc., Sunstone Hotel Investors, Inc. and Xenia Hotels & Resorts, Inc.

There are four measurement periods of the Relative TSR Objective under the awards, and the percentage of the target number of performance units that may vest based on performance during that period varies, as follows:

•
50% (up to a maximum of 125%) of the target number of performance units will be determined by the Relative TSR Objective measured for the three-year period from December 31, 2019 through December 31, 2022;

•
16.7% (up to a maximum of 41.8%) of the target number of performance units will be determined by the Relative TSR Objective measured for the one-year period from December 31, 2019 through December 31, 2020;

•
16.7% (up to a maximum of 41.7%) of the target number of performance units will be determined by the Relative TSR Objective measured for the one-year period from December 31, 2020 through December 31, 2021; and

•
16.6% (up to a maximum of 41.5%) of the target number of performance units will be determined by the Relative TSR Objective measured for the one-year period from December 31, 2021 through December 31, 2022.

The level of performance against the Relative TSR Objective will be measured relative to a target. The payout level varies by level of performance achieved for each measurement period, from a minimum of 0% up to target and a maximum of 250%, as shown in the following table (and a payout level between the minimum and target, or between target and the maximum, will be interpolated):

	Minimum % of Target # of Units	Target Performance Level and % of Target Number of Units	Maximum % of Target # of Units
Performance Level (relative to Target Performance)	TSR < Peer Group min.	TSR in 50th percentile of Peer-Group	TSR > Peer Group max.

Payout Level per Period (percent of target number of units)	0%	100%	250%

If the Company’s TSR is greater than 0% for the three-year measurement period ending December 31, 2022, then the maximum percentage of the target number of performance units will be capped at 200%, regardless of the degree of the Company’s outperformance, if any, against the Relative TSR Objective. If the Company’s TSR is less than 0% for the three-year measurement period ending December 31, 2022, then the maximum percentage of the target number of performance units will be capped at 100%, regardless of the degree of the Company’s outperformance, if any, against the Relative TSR Objective.

The target and maximum number of performance units subject to the Relative TSR Objective for the Company’s three executive officers are as follows, and in each case the minimum number is zero:

•	Mr. Bortz - 68,488 performance units, target (139,976 performance units, maximum);

•	Mr. Martz - 28,129 performance units, target (56,258 performance units, maximum); and

•	Mr. Fisher - 28,129 performance units, target (56,258 performance units, maximum).

For each executive, the actual amount of performance units that will vest (and be settled in the form of Common Shares) after the end of each measurement period will depend on the Company’s performance against the Relative TSR Objective as determined by the Compensation Committee and requires that the recipient remains employed by the Company through the end of such measurement period or as otherwise described below. The performance units will, prior to vesting, not be entitled either to receive dividends or to be voted, but dividends will, in effect, accrue on the performance units and will be paid if, but only if, and to the extent the performance units vest and are settled in the form of Common Shares.

The vesting-related terms of the performance units granted to each of Messrs. Bortz, Martz and Fisher also provide that, prior to December 31, 2022, upon termination of the executive’s employment with the Company: (i) for cause, the unvested units are forfeited; and (ii) under the following scenarios, the number of units that shall vest will be up to the greater of (x) the target number of units and (y) the number of units determined by the performance provisions:

•	upon a change in control of the Company;

•	upon termination of the executive’s employment with the Company because of his death or disability;

•	upon resignation of the executive for good reason (which must be in connection with or within one year after a change in control); and

•	upon termination of the executive’s employment with the Company without cause.

Special Retention Award of LTIP Class B Units

In recognition of the importance of retaining our three executive officers and the increasing marketability and competition for their respective skills, the Compensation Committee and the Board awarded LTIP Class B Units to our executive officers. The Compensation Committee and the Board intend for the award to provide an additional incentive to our executive officers to remain at the Company and to strengthen further the alignment of the officers’ interests with those of the Company’s other shareholders. The LTIP Class B Units will vest ratably on January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026, provided that the recipient remains employed by the Company through the applicable vesting date or as otherwise described below. Messrs. Bortz, Martz and Fisher were each awarded 138,606 LTIP Class B Units awarded pursuant to a LTIP Class B Unit Retention Award Agreement. These retention awards are not treated as a recurring component of the executive officers’ annual compensation packages.

The special retention awards of LTIP Class B Units granted to each of Messrs. Bortz, Martz and Fisher also provide the same additional vesting- and forfeiture-related terms as set forth above under “Regular Award of Restricted Common Shares.”

The foregoing summaries of the Performance Unit Award Agreements and the LTIP Class B Unit Retention Award Agreements pursuant to which the performance units and the LTIP Class B Units were awarded are qualified in their entirety by reference to the forms of the agreements themselves, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2020.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

February 19, 2020	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary